                                                                   EXHIBIT 10.17

                          THIRD MODIFICATION AGREEMENT

      THIS THIRD MODIFICATION AGREEMENT (this "AGREEMENT" or "THIRD MODIFICATION") is made as of March 14, 2003, by and among RESORTQUEST INTERNATIONAL, INC. (the "COMPANY"), certain subsidiaries of the Company as guarantors set forth on the signature pages hereof (the "GUARANTORS") and each of the Noteholders set forth on the signature pages hereof (together with their permitted successors, transferees and assigns, the "NOTEHOLDERS").

                                    RECITALS

      WHEREAS, pursuant to those certain Note Purchase and Guarantee Agreements, dated as of June 1, 1999 (as amended by a certain Modification Agreement dated as of July 24, 2000, and further amended by a certain Second Modification Agreement dated as of October 30, 2001, collectively, the "NOTE PURCHASE AND GUARANTEE AGREEMENT"), entered into by the Company and the Guarantors with each of the Noteholders, the Noteholders purchased $50,000,000 in aggregate principal amount of the Company's Guaranteed Senior Secured Notes, Due June 16, 2004 (the "NOTES"). The Company, the Guarantors and the Noteholders have agreed to amend the Note Purchase and Guarantee Agreement in the manner provided below, and have agreed to be bound by this Agreement, in each case, pursuant to and in accordance with the provisions hereof;

      NOW, THEREFORE, in consideration of the foregoing, the mutual premises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    DEFINED TERMS

      Unless otherwise defined herein, terms that are defined in the Note Purchase and Guarantee Agreement are used herein as so defined.

2.    AMENDMENTS

      2.1   AMENDMENT OF NOTE PURCHASE AND GUARANTEE AGREEMENT.

      Subject to the satisfaction of the conditions set forth in Section 4 below:

            (a) the Note Purchase and Guarantee Agreement is hereby amended in the manner specified in Exhibit A-1 to this Agreement;

            (b) all Notes outstanding as of the Effective Date (as hereinafter defined) are hereby amended in the manner specified in Exhibit A-2 to this Agreement; and

            (c) the form of the Note attached as Exhibit 1 to the Note Purchase and Guarantee Agreement is hereby amended and restated in the manner specified in Exhibit A-3 to this Agreement;

(collectively, such amendments provided for in such Exhibits are herein referred to as the "AMENDMENTS"). The Note Purchase and Guarantee Agreement as amended by the Amendments is sometimes referred to herein as the "AMENDED NOTE PURCHASE AND GUARANTEE Agreement". The Notes as amended by the Amendments are sometimes referred to herein as the "AMENDED NOTES".

      2.2   EXCHANGE OF NOTES.

      Without limitation of the provisions of Section 2.1, upon the satisfaction of all of the conditions set forth in Section 4 below, the Notes shall be, for all purposes and without any further action being required on the part of any Person, amended as provided herein, provided, that any Noteholder may (but shall not be required to in order to be entitled to the benefits of this Agreement) at any time exchange the outstanding Notes held by it for one or more new Amended Notes explicitly reflecting the amendments provided for herein.

      2.3   EFFECT OF AMENDMENTS.

      Except as expressly amended hereby, the Note Purchase and Guarantee Agreement, the Notes and the Security Documents shall continue in full force and effect in accordance with the provisions thereof. Except as expressly provided herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Note Purchase and Guarantee Agreement, the Notes or any Security Document, or (b) to prejudice any right or rights which the Noteholders may have in the future under or in connection with the Note Purchase and Guarantee Agreement, the Notes or any Security Document.

      2.4   AMENDMENT AS A SECURITY DOCUMENT.

      This Amendment shall constitute a Security Document as such term is defined in the Note Purchase and Guarantee Agreement.

      3.    REPRESENTATIONS AND WARRANTIES.

      The Company and each Guarantor (individually, an "OBLIGOR" and, collectively, the "OBLIGORS") warrants and represents to each Noteholder that, as of the Effective Date, the following statements are true, correct and complete:

      3.1 ORGANIZATION; POWER AND AUTHORITY. Each Obligor is duly organized, validly existing and in good standing under the laws of the State of its incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and to perform its obligations hereunder and under the Amended Note Purchase and Guarantee Agreement and the Amended Notes.

      3.2 AUTHORIZATION, ETC. This Agreement has been duly executed and delivered and duly authorized by all necessary corporate or other action on the part of each Obligor, and each of this Agreement, the Amended Note Purchase and Guarantee Agreement and the Amended Notes constitutes a legal, valid and binding obligation of each Obligor enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      3.3 DISCLOSURE. None of the written statements, documents or other written materials furnished by, or on behalf of, the Obligors to the Noteholders in connection with the negotiation, execution and delivery of this Agreement and none of the financial statements and other certificates provided to the Noteholders pursuant to the provisions of the Note Purchase and Guaranty Agreement contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading in light of the circumstances in which they were made. There is no fact which the Obligors have not disclosed to the Noteholders which materially affects adversely or, so far as the Obligor can now foresee, will materially affect adversely the business, prospects, profits, properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or the ability of the Obligors to perform their obligations set forth herein or in the Amended Note Purchase and Guarantee Agreement or the Amended Notes.

      3.4 COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC. The execution, delivery and performance by the Obligors of this Agreement will not:

            (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any lien in respect of any Property of any of the Obligors under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which Obligors are bound or by which the Obligors or any of their respective properties may be bound or affected, including, without limitation, Section 8.7 of the Credit Agreement (as hereinafter defined);

            (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to any of the Obligors; or

            (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any of the Obligors.

      3.5 GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Obligors of this Agreement.

      3.6 LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.

            (a) There are no actions, suits or proceedings pending or, to the knowledge of the Obligors, threatened against or affecting the assets, properties of the Obligors, or the Obligors in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            (b) None of the Obligors is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental
      Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      3.7 NO DEFAULTS. No event has occurred and is continuing and no condition exists which, upon the effectiveness of the amendments provided for in this Agreement or the Credit Agreement Amendment (as hereinafter defined), would constitute a Default or Event of Default.

      3.8 CREDIT AGREEMENT. The Obligors have delivered a true and correct copy of the Credit Agreement Amendment to all Noteholders. The Credit Agreement Amendment is in full force and effect and all conditions precedent to its effectiveness have been satisfied in full or otherwise complied with by the Obligors. Other than as expressly set forth in the Credit Agreement Amendment, there are no other agreements or understandings between any of the Obligors and any of the Lenders (as defined in the Credit Agreement Amendment) identified therein with respect to the Credit Agreement (as defined in the Credit Agreement Amendment) or the indebtedness evidenced thereby or the Credit Agreement Amendment. In addition, with respect to the Credit Agreement, no defaults or events of default exist or will exist thereunder immediately after giving effect to the Credit Agreement Amendment and this Agreement.

      3.9 MATERIAL ASSETS. Pursuant to the Security Documents, all of the Obligors' material Collateral has been assigned or pledged to Citibank, N.A., as collateral agent for the Noteholders and the Banks, and such assignments and pledges remain in full force and effect.

      3.10 INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM NOTE PURCHASE AND GUARANTEE AGREEMENT. The representations and warranties contained in Section 5 of the Note Purchase and Guarantee Agreement are and will be true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

4.    CONDITIONS PRECEDENT

      The Amendments shall become effective as of the Effective Date upon the satisfaction of the following conditions:

      4.1 CONSENT OF REQUIRED HOLDERS. The Obligors and the Noteholders shall have executed and delivered this Agreement (the date so executed and delivered herein referred to as the "EFFECTIVE DATE").

      4.2 WARRANTIES AND REPRESENTATIONS TRUE; COMPLIANCE WITH AGREEMENT.

            (a) WARRANTIES AND REPRESENTATIONS TRUE. The warranties and representations contained in Section 3 of this Agreement shall be true on the Effective Date with the same effect as though made on and as of that date.

            (b) COMPLIANCE WITH THIS AGREEMENT AND THE CREDIT AGREEMENT AMENDMENT. The Obligors shall have performed and complied with all agreements and conditions contained in this Agreement and the Credit Agreement Amendment that are required to be performed or complied with by the Obligors on or prior to, and such performance and compliance shall remain in effect on, the Effective Date.

      4.3 WAIVER FEE AND EXPENSES. The Company shall have paid to each Noteholder, in exchange for such Noteholder's consent to the amendments contemplated by this Agreement, an amendment fee equal to one hundred forty
(140) basis points times the outstanding principal amount of the Notes held by such Noteholder on the Effective Date (the "AMENDMENT FEE"). The Amendment Fee shall be payable in two installments. The first half of the Amendment Fee shall be payable upon the execution of this Agreement and the second half shall be payable on June 13, 2003. The receipt of the second half of the Amendment fee shall not be a condition to the effectiveness of this Agreement; provided, however, the nonpayment of such fee shall be deemed an Event of Default under the Note Purchase and Guarantee Agreement. In addition, all fees and disbursements required to be paid pursuant to Section 6.2 shall have been paid in full. Notwithstanding the foregoing, if the Lenders under the Credit Agreement, as amended, are paid in full for all outstanding obligations under the Credit Agreement on or before January 22, 2004 and the Noteholders have not then been paid in full for all outstanding obligations under the Note Purchase and Guarantee Agreement, then the Company shall pay to the Noteholders simultaneously with the aforementioned payoff to the Lenders, a fee equal to $200,000; provided, that, the foregoing shall not be construed to mean that the Noteholders have waived any rights under the Note Purchase and Guarantee Agreement with respect to such payment of the obligations under the Credit Agreement, and any such payment of the obligations under the Credit Agreement (other than the payment of any contingent amendment fee pursuant to Section 3.5(e) thereunder) shall be subject to the terms of Section 10.11 of the Note Purchase and Guarantee Agreement.

      4.4 OPINION OF COUNSEL FOR THE OBLIGORS. Counsel for the Obligors shall have delivered an opinion of counsel that is satisfactory in form and substance to the Noteholders and their special counsel.

      4.5 PROCEEDINGS SATISFACTORY. All proceedings taken in connection with the execution and delivery of this Agreement and the transactions contemplated hereby shall be satisfactory to the Noteholders and their special counsel, and the Noteholders and their special counsel shall have received copies of such documents and information as they may reasonably request in connection therewith.

      4.6 AMENDMENT TO CREDIT AGREEMENT. The Obligors party to the Credit Agreement Amendment and the Lenders shall have executed and delivered the Second Amendment to Amended and Restated Credit Agreement, dated as of March 14, 2003 (the "CREDIT AGREEMENT AMENDMENT"), in form and substance satisfactory to each Noteholder, and each Noteholder shall have received a copy thereof as originally in effect certified as true and complete by an officer of the Company, and the same shall be in full force and effect.

5.    AFFIRMATION OF OBLIGATIONS.

      Each Obligor hereby acknowledges and affirms all of its obligations under the Note Purchase and Guarantee Agreement, the Notes, and the Security Documents to which such Obligor is a party.

6.    MISCELLANEOUS.

      6.1 SUCCESSORS AND ASSIGNS; EFFECT OF AGREEMENT. This Agreement shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto and the holders from time to time of the Notes. Except as amended herein, the terms and provisions of the Note Purchase and Guarantee Agreement, the Notes and the Security Documents are hereby ratified, confirmed and approved in all respects.

      6.2 FEES AND EXPENSES. On the Effective Date, the Company shall pay all reasonable costs and expenses of the Noteholders relating to this Agreement, including, but not limited to, the statement for reasonable fees and disbursements of the Noteholders' special counsel presented to the Company on or prior to the Effective Date. The Company will also pay, upon receipt of any statement thereof, each additional statement for reasonable fees and disbursements of the Noteholders' special counsel rendered after the Effective Date in connection herewith. The obligations of the Company under this Section
6.2 shall survive the termination of this Agreement.

      6.3 SURVIVAL. All warranties, representations, certifications and covenants made by the Obligors in this Agreement or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Noteholders and shall survive the execution of this Agreement, regardless of any investigation made by or on behalf of any Noteholder. All such statements made herein or in any such certificate or other instrument shall constitute warranties and representations of the Obligors under this Agreement and the Note Purchase and Guarantee Agreement.

      6.4 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, internal New York law.

      6.5 SECTION HEADINGS, ETC. The titles of the Sections hereof appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Agreement as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Agreement. References to Annexes and Exhibits are, unless otherwise specified, references to Annexes and Exhibits attached to this Agreement.

      6.6 DUPLICATE ORIGINALS; EXECUTION IN COUNTERPART. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party to this Agreement, and each set of counterparts which, collectively, show execution by each such party to this Agreement shall constitute one duplicate original.



[REMAINDER OF PAGE IS INTENTIONALLY BLANK. NEXT PAGE IS A SIGNATURE PAGE.]

      IN WITNESS WHEREOF, the Obligors and the Noteholders have executed this Agreement as of the date first above written.

                                            RESORTQUEST INTERNATIONAL,
                                            INC., a Delaware corporation


                                            By:      /s/ David K. Selberg
                                                   ---------------------------
                                                   Name:  David K. Selberg
                                                   Title: Vice President &
                                                       Treasurer






                [SIGNATURE PAGE TO THIRD MODIFICATION AGREEMENT]

The foregoing is hereby
agreed to by the Noteholders
as of the date thereof.

NOTEHOLDERS:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION

By:       /s/ Dierdre Macdonald
          ---------------------
         Its:   Associate Director








                [SIGNATURE PAGE TO SECOND MODIFICATION AGREEMENT]

JACKSON NATIONAL LIFE INSURANCE COMPANY

By:      PPM AMERICA, INC., as attorney in fact, on behalf of
         Jackson National Life Insurance Company

         By:      /s/ Chris Raub
                 --------------
                  Its:     Senior Managing Director
                           ------------------------









                [SIGNATURE PAGE TO SECOND MODIFICATION AGREEMENT]

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:  CIGNA INVESTMENTS, INC. (authorized agent)



         By:      /s/ Lori E. Hopkins
              ------------------------
                  Its:     Vice President
                           --------------


LIFE INSURANCE COMPANY OF NORTH AMERICA

By:  CIGNA INVESTMENTS, INC. (authorized agent)



         By:       /s/ Lori E. Hopkins
              ------------------------
                  Its:     Vice President
                           --------------










                [SIGNATURE PAGE TO SECOND MODIFICATION AGREEMENT]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:      David L. Babson & Company Inc.,
         Its Investment Advisor


         By:      /s/ Mark A. Ahmed
                  -----------------
         Its:     Managing Director
                  -----------------











                [SIGNATURE PAGE TO SECOND MODIFICATION AGREEMENT]

C.M. LIFE INSURANCE COMPANY

By:      David L. Babson & Company Inc.,
         Its Investment Sub-advisor


         By:     /s/ Mark A. Ahmed
              -----------------------------
         Its:     Managing Director
                  -----------------











                [SIGNATURE PAGE TO SECOND MODIFICATION AGREEMENT]

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:       /s/ Edwin H. Garrison, Jr.
          --------------------------
         Its:   First Vice President
                --------------------






                [SIGNATURE PAGE TO SECOND MODIFICATION AGREEMENT]

                                   GUARANTORS

Abbott & Andrews Realty, Inc.
Abbott Realty Services, Inc.
Abbott Resorts, Inc.
Advantage Vacation Homes by Styles, Inc.
B&B on the Beach, Inc.
Bluebill Properties, Inc.
Bluebill Vacation Properties, Inc.
Brindley & Brindley Realty & Development, Inc.
Coastal Resorts Management, Inc.
Coastal Resorts Realty, L.L.C.
Coates, Reid & Waldron, Inc.
Collection of Fine Properties, Inc.
CRW Property Management, Inc.
First Resort Software, Inc.
Hotel Corporation of the Pacific, Inc.
Houston & O'Leary Company
Howey Acquisition, Inc.
Maui Condominium & Home Realty, Inc.
Plantation Resort Management, Inc.
Priscilla Murphy Realty, Inc.
R & R Resort Rental Properties, Inc.
Realty Consultants, Inc.
Resort Property Management, Inc.
Shoreline Rentals, Inc.
Styles Estates, Ltd., Inc.
Telluride Resort Accommodations, Inc.
Ten Mile Holdings, Ltd.
The Management Company, Inc.
The Maury People, Inc.
The Tops'l Group, Inc.
Trupp-Hodnett Enterprises, Inc.
Whistler Chalets Ltd.
Worthy Owner Realty Group, Inc.

The following signature is on behalf of each of the foregoing Guarantors



By:      /s/ David K. Selberg
         ------------------------
         Name:  David K. Selberg
         Title:  Vice President & Treasurer
         Its Authorized Officer




                [SIGNATURE PAGE TO SECOND MODIFICATION AGREEMENT]

                                   EXHIBIT A-1
               AMENDMENTS TO NOTE PURCHASE AND GUARANTEE AGREEMENT

1.    AMENDMENT TO SECTION 1. AUTHORIZATION OF NOTES; GUARANTEE.

Section 1(a) of the Note Purchase and Guarantee Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

            "(a) The Company will authorize the issue and sale of $50,000,000 aggregate principal amount of its Guaranteed Senior Secured Notes, due June 16, 2004, such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement. The Notes shall bear interest at the Interest Rate. Interest shall be payable semiannually on the sixteenth day of June and December in each year (commencing December 16, 1999). Commencing December 16, 2001, and continuing until March 16, 2003, interest shall be payable quarterly on the sixteenth day of each March, June, September and December in each year. Commencing April 16, 2003, and continuing each month thereafter, interest shall be payable monthly on the last Business Day of each month and at maturity. As used herein, the term "COVENANT COMPLIANCE DATE" shall mean the first date at the end of any fiscal quarter on which the ratio set forth in Section 10.5 is greater than or equal to 2.0 to 1.0, the ratio set forth in Section
      10.6 is less than or equal to 2.5 to 1.0, and the Consolidated Leverage Ratio is less than or equal to 2.5 to 1.0 (it being the intent of the parties hereto that the Company must be in compliance with each of the foregoing ratios as of the end of the same fiscal quarter in order for the Covenant Compliance Date to occur). Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Notes and any other amounts owing hereunder shall bear interest, payable on demand, at the Default Rate. The Notes will mature on June 16, 2004, and will be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by each Purchaser and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement."

2.    AMENDMENT TO SECTION 10.5 FIXED CHARGES COVERAGE RATIO.

Section 10.5 of the Note Purchase and Guarantee Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

            "SECTION 10.5 FIXED CHARGES COVERAGE RATIO.

                  As calculated on the last day of each fiscal quarter, the
            Company shall not permit the ratio of (a) Consolidated Income Available for Fixed Charges to (b) Consolidated Fixed Charges for the period consisting of such fiscal quarter and the immediately preceding three fiscal quarters,


                                  Exhibit A-1-1
treated as a single accounting period, to be less than the corresponding ratio set forth below:

      Period                                          Ratio
      ------                                          -----

      Closing Date - 9/30/01                          2.00 to 1.0
      10/01/01 - 12/31/01                             1.30 to 1.0
      01/01/02 - 03/31/02                             1.10 to 1.0
      04/01/02 - 06/30/02                             1.05 to 1.0
      07/01/02 - 09/30/02                             1.05 to 1.0
      10/01/02 - 12/31/02                             1.30 to 1.0
      01/01/03 - 03/31/03                             1.10 to 1.0
      04/01/03 - 06/30/03                             1.00 to 1.0
      07/01/03 - 09/30/03                             1.10 to 1.0
      10/01/03 - 12/31/03                             1.29 to 1.0
      01/01/04 - Maturity                             2.00 to 1.0"

3.    AMENDMENT TO SECTION 10.6 LIMITATIONS ON DEBT.

Section 10.6 of the Note Purchase and Guarantee Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

      "SECTION 10.6 LIMITATIONS ON DEBT.

            The Company will not permit the ratio of (i) Consolidated Debt as of the end of each fiscal quarter to (ii) Consolidated Operating Cash Flow for the period consisting of such fiscal quarter and the preceding three fiscal quarters, treated as a single accounting period, to be greater than the corresponding ratio set forth below:

      Period                                         Ratio
      ------                                         -----
      Closing Date - 9/30/01                         3.00 to 1.0
      10/01/01 - 12/31/01                            4.25 to 1.0
      01/01/02 - 03/31/02                            5.15 to 1.0
      04/01/02 - 06/30/02                            5.15 to 1.0
      07/01/02 - 09/30/02                            5.15 to 1.0
      10/01/02 - 12/31/02                            4.30 to 1.0
      01/01/03 - 03/31/03                            5.13 to 1.0
      04/01/03 - 06/30/03                            4.78 to 1.0
      07/01/03 - 09/30/03                            4.54 to 1.0
      10/01/03 - 12/31/03                            3.51 to 1.0
      01/01/04 - Maturity                            2.50 to 1.0

      If, during the period over which Consolidated Operating Cash Flow is being calculated, the Company or a Subsidiary has acquired one or more Persons (or the assets thereof) resulting in such Persons becoming, or


                                 Exhibit A -1-2
      otherwise resulting in, Subsidiaries, compliance with this covenant will be determined by calculating consolidated Operating Cash Flow on a pro forma basis as if all (but not less than all) of such Subsidiaries had become Subsidiaries at the beginning of the four fiscal quarters most recently ended."

4.    AMENDMENT TO SECTION 10.

Section 10 of the Note Purchase and Guarantee Agreement is hereby amended by amending and restating Section 10.11 in its entirety and replacing it with the following:

            "SECTION 10.11 PREPAYMENTS OF INDEBTEDNESS, ETC.

                  The Company and its Subsidiaries shall not (a) amend or modify the Credit Agreement if such amendment or modification would add or change any terms in a manner adverse to the Company and its Subsidiaries, or change the definition of Consolidated Leverage Ratio (or any definitions included within the definition of Consolidated Leverage Ratio) or shorten the final maturity or increase the amount of the revolving credit commitment available to be borrowed thereunder or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto (or the interest rate spread applicable thereto), or (b) make any prepayment of principal of any Indebtedness (which shall not be deemed to include normal repayments in the ordinary course of business of amounts owed under the revolving credit facility under the Credit Agreement and shall not include any refinancings or replacements of the revolving credit facility under the Credit Agreement upon the scheduled maturity thereof with a replacement revolving credit facility in the same principal amount) or elect or agree to any reduction of commitments or availability under any revolving credit facility unless, in either case, the Company or its Subsidiaries make a Pro Rata Prepayment on the Notes (including the Make-Whole Amount with respect to such Pro Rata Prepayment) at the same time as it makes such prepayment of principal or reduces such commitments or availability. For the purposes hereof, "PRO RATA PREPAYMENT" means the principal amount determined by multiplying (i) the principal amount paid to the holder of Indebtedness or the amount of the reduction of commitments or availability, by (ii) a fraction, the numerator of which is the principal balance of the Notes (not including the Make-Whole Amount) and the denominator of which is the principal balance of the Indebtedness with respect to which such prepayment is being made or, in the case of any reduction of commitments or availability under any revolving credit facility, the amount of the revolving credit commitment available to be borrowed thereunder (and before, in either case, giving effect to such prepayment or reduction)."

                                 Exhibit A-1-3

5.    AMENDMENT TO SCHEDULE B.

      5.1 Schedule B to the Note Purchase and Guarantee Agreement is hereby amended by deleting the defined term "Consolidated Income Available for Fixed Charges" in its entirety and substituting therefor the following:

            "'CONSOLIDATED INCOME AVAILABLE FOR FIXED CHARGES' means for any period the sum of (i) Consolidated Adjusted Net Income, (ii) Consolidated Income Tax Expense and (iii) Consolidated Fixed Charges; provided, however, that (A) the calculation of Consolidated Income Available for Fixed Charges shall exclude non-cash charges occurring in the fiscal quarter ended September 30, 2001 in an aggregate amount not to exceed $2,500,000 resulting from (x) the write-down of the value of the Company's existing reservation system, and (y) the recognition of deferred acquisition costs; (B) the calculation of Consolidated Income Available for Fixed Charges occurring in the fiscal quarter ended December 31, 2002 shall exclude the following: (x) charges of $2,585,865.65 for severance and employee related expenses; (y) charges of $1,243,244.44 relating to other items including (i) expenses incurred in the consolidation of shared service centers, (ii) the closing of the Shoreline, Ohio office and other property consolidations, and (iii) legal costs related to a management contract dispute in Hawaii and an indirect lawsuit in Destin, Florida; and
      (z) charges of $10,593,977.09 in connection with the writedown of First Resort software; and (C) the calculation of Consolidated Income Available for Fixed Charges for the fiscal quarters ending in calendar year 2003 shall exclude charges in an aggregate amount not to exceed $810,000 for expenses related to the relocation of the Company's corporate headquarters to Destin, Florida."

      5.2 Schedule B to the Note Purchase and Guarantee Agreement is hereby further amended by deleting the defined term "Consolidated Operating Cash Flow" in its entirety and substituting therefor the following:

            "'CONSOLIDATED OPERATING CASH FLOW' means the sum of (i) Consolidated Adjusted Net Income and (ii) the amount of all Consolidated Interest Expenses, depreciation, amortization, income taxes, deferred items and other non-cash items of the Company and its Subsidiaries deducted in the determination of net income; which deferred items and other non-cash items of the Company shall include the following: (A) non-cash charges occurring in the fiscal quarter ended September 30, 2001 in an aggregate amount not to exceed $2,500,000 resulting from (x) the write-down of the value of the Company's existing reservation system, and
      (y) the recognition of deferred acquisition costs; (B) charges occurring in the fiscal quarter ended December 31, 2002 relating to: (x) charges of $2,585,865.65 for severance expenses; (y) charges of $1,243,244.44 for (i) expenses incurred in the consolidation of

                                 Exhibit A-1-4
      shared service centers, (ii) the closing of the Shoreline, Ohio service center, and (iii) legal costs related to a management contract dispute in Hawaii and an indirect lawsuit in Destin, Florida; and (z) charges of $10,593,977.09 in connection with the writedown of First Resort software; and (C) charges occurring in the fiscal quarters ending in calendar year 2003 in an aggregate amount not to exceed $810,000 for expenses related to the relocation of the Company's corporate headquarters to Destin, Florida."

      5.3 Schedule B to the Note Purchase and Guarantee Agreement is hereby further amended by modifying the defined term "Restricted Investments" by deleting the expression "and" prior to the expression "(xi)" and adding the following at the end of such defined term:

            "; and (x) Investment of (A) up to $37,500 as an initial capital contribution to and (B) up to an additional $50,000 in the aggregate in debt or equity investments in a limited liability company to be established between the Company and Wells Fargo Ventures, LLC for the purpose of engaging in the business of residential mortgage lending."

      5.4 Schedule B to the Note Purchase and Guarantee Agreement is hereby further amended by inserting a new defined term "Credit Agreement" as follows:

            "'CREDIT AGREEMENT' means the Amended and Restated Credit Agreement, dated as of January 22, 2001, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of October 30, 2001, as further amended by the Second Amendment to Amended and Restated Credit Agreement, dated as of March 14, 2003, and as further amended with the consent of the Required Holders as required hereunder."

      5.5 Schedule B to the Note Purchase and Guarantee Agreement is hereby further amended by inserting a new defined term "Third Amendment Effective Date" as follows:
            "'THIRD AMENDMENT EFFECTIVE DATE' means March 14, 2003."




                                 Exhibit A-1-5

                                   EXHIBIT A-2
                               AMENDMENTS TO NOTES

1. AMENDMENTS TO NOTES. Each of the Notes is hereby amended by deleting the first paragraph in its entirety and substituting therefor the following:

            FOR VALUE RECEIVED, the undersigned, ResortQuest International, Inc. (herein called the "COMPANY"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [__________________________], or registered assigns, the principal sum of [__________________________] DOLLARS on [________ ___,] [_______], with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance thereof at the Interest Rate (as defined in the Note Purchase Agreement referred to below). Interest shall be payable on such dates as required in the Note Purchase Agreement referred to below. Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Notes and any other amounts owing hereunder shall bear interest, payable on demand, at a rate per annum from time to time equal to the greater of (i) 2% above the then applicable interest rate and (ii) 2% over the rate of interest publicly announced by Chase Manhattan Bank from time to time in New York, New York as its "base" or "prime" rate.

2. Each reference to a "Note" or to the "Notes" contained in the Note Purchase and Guarantee Agreement or any of the Security Documents shall, unless the context otherwise requires, be deemed to be a reference to the Amended Note or the Amended Notes, respectively, and any other amendments thereto.



                                 Exhibit A-2-1

                                   EXHIBIT A-3
                                  FORM OF NOTE

                         RESORTQUEST INTERNATIONAL, INC.

                GUARANTEED SENIOR SECURED NOTE, DUE JUNE 16, 2004

No. [_______]                                                            [DATE]
$[__________]                                                    PPN 761183 A*3

      FOR VALUE RECEIVED, the undersigned, ResortQuest International, Inc. (herein called the "COMPANY"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [__________________________], or registered assigns, the principal sum of [__________________________] DOLLARS on [________ ___,] [_______], with interest
(computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance thereof at the Interest Rate (as defined in the Note Purchase Agreement referred to below). Interest shall be payable on such dates as required in the Note Purchase Agreement referred to below. Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Notes and any other amounts owing hereunder shall bear interest, payable on demand, at a rate per annum from time to time equal to the greater of (i) 2% above the then applicable interest rate and (ii) 2% over the rate of interest publicly announced by Chase Manhattan Bank from time to time in New York, New York as its "base" or "prime" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Guaranteed Senior Secured Notes, (herein called the "NOTES") issued pursuant to the Note Purchase and Guarantee Agreement, dated as of June 1, 1999 (as from time to time amended, the "NOTE PURCHASE AGREEMENT"), between the Company and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected

                                 Exhibit A-3-1
by any notice to the contrary.

      This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. This Note is not subject to mandatory prepayment.

      If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note is equally and ratably secured by the Security Documents (as defined in the Note Purchase Agreement). Reference is hereby made to the Security Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the Notes, the rights of the Holders, the Collateral Agent (as defined in the Note Purchase and Security Agreement) in respect of such security and otherwise.

      This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                            RESORTQUEST INTERNATIONAL, INC.,
                                            a Delaware corporation

                                            By:
                                                --------------------------------
                                                Name:
                                                Its:


                                 Exhibit A-3-2